UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2004

BREAM VENTURES INC.

(Exact name of registrant as specified in its charter)

Nevada	001-31546	98-0232018

(State or other jurisdiction	Commission	(I.R.S. Employer
of incorporation or organization)	File Number	Identification No.)

Suite 900, 555 Burrard Street
Vancouver, British Columbia		V7X1M8

(Address of principal executive offices)		(Zip code)

(604) 699-8622
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 8.01. Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Exhibit Index
Memorandum of Understanding
Press Release

Section 1 - Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

The Registrant has entered into a Memorandum of Understanding (“MOU”) with Sino-Top Technologies, Ltd., an entity incorporated under the laws of the People’s Republic of China (“Sino-Top”), and certain affiliated persons. The Registrant and Sino-Top have agreed to form a joint venture to participate in the exploration and evaluation, and if feasible, the development and mining of silver and other mineral resources at between four to eleven properties located in the Inner Mongolia region of China.

The joint venture will be known as Sino Silver China, Ltd. (“Silver China”). It is contemplated that Sino-Top will contribute all exploratory and licensing rights in four properties to Silver China in return for a 40% equity interest. The Registrant will contribute a total of $1,000,000 in return for a 60% equity interest. The Registrant is required to place $100,000 in escrow no later than December 15, 2004, with another $400,000 to be paid at closing, presently scheduled for February 15, 2004, and the balance to be paid in installments over three years. It is contemplated that an additional seven properties will also be contributed to Silver China, requiring payments by the Registrant, to Silver China of an additional $2,000,000 over a three year period. Silver China will be managed by a five member Board of Directors, three of which will be appointed by the Registrant and two by Sino-Top.

The formation of Silver China is subject to a number of conditions including, but not limited to, the execution of a definitive equity joint venture agreement between the parties, the delivery by Sino-Top of audited financial statements in conformity with general accepted accounting principles and the rules and regulations of the Securities and Exchange Commission, the approval by the Chinese government of the formation of the equity joint venture and the contributions of the parties, and compliance by Sino-Top with due diligence requests of the Registrant, including the delivery of all geological and technical data related to the properties.

Section 8 - Other Events

Item 8.01. Other Events.

On December 3, 2004, the Company issued a press release announcing the execution of the Memorandum of Understanding, a copy of which is furnished herewith as Exhibit 99.1.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits

	10.1	Memorandum of Understanding between Sino-Top Technologies, Ltd. and Registrant and the other parties that are signatories thereto.

	99.1	Press Release, dated December 3, 2004, announcing the agreement with Sino-Top Technologies, Ltd.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 8, 2004

BREAM VENTURES INC.

/s/ Gary Harbottle
Gary Harbottle
Chief Financial Officer

Exhibit Index

Exhibit
Number	Exhibit Title or Description
10.1	Memorandum of Understanding between Sino-Top Technologies, Ltd. and Registrant and the other parties that are signatories thereto.

99.1	Press Release, dated December 3, 2004, announcing the agreement with Sino-Top Technologies, Ltd.